Media contact:         Lyndi McMillan, lyndi.mcmillan@navistar.com, 331-332-3181
Investor contact:         Marty Ketelaar, marty.ketelaar@navistar.com, 331-332-2706
Web site:         www.Navistar.com

NAVISTAR IMPACTED BY UAW’S STRIKE AT GENERAL MOTORS
Lost production of 5,000 vehicles adversely impacted the company’s 2019 financial results
LISLE, Ill. - November 13, 2019 - Navistar International Corporation (NYSE: NAV) today announced that the six-week strike of the United Auto Workers (UAW) union at General Motors Corporation (GM) impacted the company’s ability to deliver approximately 5,000 vehicles to customers during the company’s fiscal fourth quarter of 2019. Due to Navistar’s lost production, the company’s 2019 revenue and adjusted EBITDA is expected to be impacted by approximately $140 million and $15 million, respectively.
“We are pleased that we have resumed production at our Springfield, Ohio truck assembly plant last week,” said Walter G. Borst, executive vice president and chief financial officer, Navistar. “However, the shutdown of our Springfield plant affected our workforce and the delivery of certain units to customers. As a result, our 2019 full year revenue and adjusted EBITDA is now expected to be at the low end of our guidance range.”
The UAW’s six-week strike at GM impacted the delivery of certain components to Navistar’s Springfield, Ohio truck assembly plant (Springfield plant) due to production shutdowns at GM facilities and affiliated suppliers. As a result, Navistar halted production at its Springfield plant on September 23, suspending production of GM-branded vehicles, as well as Navistar’s own commercial trucks. On November 4, Navistar resumed production at its Springfield plant. Navistar’s decision to halt production at the Springfield plant impacted approximately 1,500 plant workers and the delivery of approximately 5,000 vehicles to customers. The affected vehicles included the cutaway model of GM’s G Vans, Class 4/5 trucks, and other commercial vehicles.
In late 2018, Navistar and GM signed a long-term agreement to develop and assemble medium-duty, conventional cab Class 4/5 commercial vehicles. The two companies also have an agreement under which Navistar manufactures the cutaway model of GM's G Van.
About Navistar
Navistar International Corporation (NYSE: NAV) is a holding company whose subsidiaries and affiliates produce International® brand commercial trucks, proprietary diesel engines, and IC Bus® brand school and commercial buses. An affiliate also provides truck and diesel engine service parts. Another affiliate offers financing services. Additional information is available at www.Navistar.com.

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